                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2007

                               AmCOMP Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   000-51767                 65-0636842
--------------------------------------------------------------------------------
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)            Identification No.)
     of incorporation)

   701 U.S. Highway One, North Palm Beach, Florida              33408
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On  September  4,  2007,  AmCOMP   Incorporated  issued  a  press  release
announcing its receipt of a commitment for a $30 million  secured  non-revolving line of credit from  Regions  Bank.  A copy of the press  release is attached as
Exhibit 99.1 to this Current  Report on Form 8-K and is  incorporated  herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits

      99.1              Press Release dated September 4, 2007

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AmCOMP INCORPORATED

Dated: September 4, 2007               By: /s/ Kumar Gursahaney
                                           -------------------------------------
                                           Name: Kumar Gursahaney
                                           Title: Senior Vice President and
                                                  Chief Financial Officer